Vest 2 Year Interest Rate Hedge ETF
Schedule of Investments
December 31, 2025 (Unaudited)

PURCHASED OPTIONS - 20.3% (a)	Notional Amount	Value
Payer Swaptions - 20.3%
2-Year Interest Rate Swap, Counterparty: Goldman Sachs, Receive 12-Month SOFR; Expiration: 03/31/2026; Exercise Rate: 2.25%	$13,089,052	$253,928
TOTAL PURCHASED OPTIONS (Cost $253,928)		253,928

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 55.8%	Shares	Value
First American Treasury Obligations Fund - Class X, 3.68% (b)(c)	696,927	696,927
TOTAL MONEY MARKET FUNDS (Cost $696,927)		696,927

TOTAL INVESTMENTS - 76.1% (Cost $950,855)		950,855
Other Assets in Excess of Liabilities - 23.9% (d)		299,192
TOTAL NET ASSETS - 100.0%		$1,250,047

Percentages are stated as a percent of net assets.

SOFR - Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized yield as of December 31, 2025.
(c)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(d)	Includes cash of $300,000 that is pledged as collateral for written options.

Vest 2 Year Interest Rate Hedge ETF
Schedule of Written Options
December 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.3)%	Notional Amount	Value
Payer Swaptions - (0.3)%
2-Year Interest Rate Swap, Counterparty: Goldman Sachs, Pay 12-Month SOFR; Expiration: 03/31/2026; Exercise Rate: 3.69%	$(13,089,052)	$(3,927)
TOTAL WRITTEN OPTIONS (Premiums received $3,927)		$(3,927)

Percentages are stated as a percent of net assets.
SOFR - Secured Overnight Financing Rate

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Vest 2 Year Interest Rate Hedge ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$253,928	$–	$253,928
Money Market Funds	696,927	–	–	696,927
Total Investments	$696,927	$253,928	$–	$950,855

Liabilities:
Investments:
Written Options	$–	$(3,927)	$–	$(3,927)
Total Investments	$–	$(3,927)	$–	$(3,927)

Refer to the Schedule of Investments for further disaggregation of investment categories.